SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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Ladenburg Income Fund

Ladenburg Income & Growth Fund

Ladenburg Growth & Income Fund

Ladenburg Growth Fund

Ladenburg Aggressive Growth Fund

each a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 29, 2019

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund (each a “Fund and together the “Funds”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 29, 2019 at 10 AM, Eastern time, for the following purposes:

1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Ladenburg Thalmann Asset Management, Inc., the Funds’ current investment adviser. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To approve payment of certain accrued but unpaid advisory fees to Ladenburg Thalmann Asset Management, Inc.

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on February 1, 2019 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about February 20, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 29, 2019.

A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new investment advisory agreement) and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

/s/ Kevin Wolf

Kevin Wolf, President

February 19, 2019

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Ladenburg Income Fund

Ladenburg Income & Growth Fund

Ladenburg Growth & Income Fund

Ladenburg Growth Fund

Ladenburg Aggressive Growth Fund

each a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

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PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 29, 2019

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund (each a “Fund”
and together the “Funds”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 29, 2019 at 10 AM, Eastern time, and at any and all adjournments thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about February 20, 2019.

The Meeting has been called by the Board for the following purposes:

Proposals		Funds Voting
1	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Ladenburg Thalmann Asset Management, Inc., the Funds’ current investment adviser. No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.	All Funds (Shareholders of each Fund, voting separately)
2	To approve payment of certain accrued but unpaid advisory fees to Ladenburg Thalmann Asset Management, Inc.	All Funds (Shareholders of each Fund, voting separately)
3	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

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Only shareholders of record at the close of business on February 1, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the applicable Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-877-803-6583.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND LADENBURG THALMANN ASSET MANAGEMENT, INC.

Background

The primary purpose of this proposal is to enable Ladenburg Thalmann Asset Management, Inc. (“LTAM” or the “Adviser”) to continue to serve as the investment adviser to the Funds. Until approximately December 24, 2018, Dr. Philip Frost together with two entities controlled by him, Frost Gamma Investment Trust (“FGIT”) and Frost Nevada Investments Trust (“FNIT” and, together with FGIT, the “Frost Trusts”), owned over 35% of the outstanding securities of Ladenburg Thalmann Financial Services, Inc. (“LTFS”), the parent company of LTAM. On approximately December 24, 2018, LTFS engaged in a share repurchase and Dr. Frost made several charitable donations that together reduced his and the Frost Trusts’ combined ownership stake in LTFS to less than 5% of the outstanding voting securities (the “Transaction”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer of a block of more than 25% of the voting interests of an investment adviser is presumed to constitute an “assignment” of the adviser. The 1940 Act further states that an assignment of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Because the Transaction, as described above, may have resulted in an assignment of LTAM, we are seeking shareholder approval of a new advisory agreement between the Trust and the LTAM with respect to the Funds (the “New Agreement”). LTAM has served as investment adviser to the Funds pursuant to an advisory agreement (the “Current Agreement”) since the Funds commenced operations on August 24, 2015. LTAM believes the Transaction will not result in any interruption or decrease in the quality of services provided by LTAM. Philip Blancato has served as portfolio manager for each Fund since its inception and will continue to serve as portfolio manager under the New Agreement. There will be no changes to any Fund’s investment objectives, principal strategies or risks.

The New Agreement will be identical in all material respects to the Current Agreement, except that its date of execution, effectiveness and expiration are changed. The fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement. The effective date of the New Agreement for each Fund will be the date that the respective Fund’s shareholders approve the New Agreement (the “Effective Date”).

At a meeting on January 29, 2019 (the “Board Meeting”), the Board approved the New Agreement between the Trust, on behalf of each Fund, and LTAM, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with LTAM.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as LTAM) to an investment company (such as the Funds) or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to be

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independent for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

The Advisory Agreement

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or LTAM (“Independent Trustees”), originally approved the Current Agreement, dated March 25, 2015, at a meeting held on March 25, 2015 with respect to Funds. The Board most recently renewed the Current Agreement with respect to the Funds at a meeting held on May 21-22, 2018. Under the terms of the Current Agreement and the New Agreement, LTAM is entitled to receive an annual fee from each Fund equal to 0.50% of the Fund’s average daily net assets. For such compensation, LTAM, at its expense, pays the salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of LTAM. Additionally, LTAM continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. For the fiscal year ended June 30, 2018, LTAM received advisory fees from each Fund as follows:

Fund	Advisory Fees received by LTAM
Ladenburg Income Fund	$ 32,274
Ladenburg Income & Growth Fund	$ 92,357
Ladenburg Growth & Income Fund	$ 293,073
Ladenburg Growth Fund	$ 119,767
Ladenburg Aggressive Growth Fund	$ 53,482

LTAM has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least October 31, 2019, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of a Fund do not exceed 1.00%, 1.75% and 0.75% of each Fund’s average daily net assets attributable to each Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by LTAM is subject to possible recoupment from a Fund in future years, within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of (1) the expense cap limitation at time of waiver; or (2) the expense cap limitation at the time of recoupment. If the New Agreement is approved by shareholders, LTAM will agree to an expense limitation agreement with identical terms.

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With respect to each Fund, the New Agreement will continue in force for an initial period of two years from the Effective Date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of each Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. As with the Current Agreement, the New Agreement automatically terminates on assignment and may be terminated upon 60 days’ notice by either LTAM or a Fund. In the case of termination by a Fund, the action must be authorized (i) by resolution of the Board, including the vote or written consent of the Trustees who are not parties to the (New or Current) Agreement or interested persons of either party to thereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

The New Agreement, like the Current Agreement, provides that LTAM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, the Trust will enter into the New Agreement with LTAM. If the New Agreement with LTAM is not approved by shareholders with respect to a particular Fund or Funds, the Board and LTAM will consider other options, including a new or modified request for shareholder approval of the New Agreement.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning LTAM

LTAM is a New York corporation located at 277 Park Avenue, 26th Floor, New York, New York 10172. The names, addresses and principal occupations of the principal executive officers and directors of LTAM as of the date of this Proxy Statement are set forth below:

Name and Address*	Principal Occupation
Philip S. Blancato	President, Chief Executive Officer and sole Director of LTAM
Diane M. Chillemi	Chief Financial Officer of LTAM
Jaime L. Desmond	Chief Operations Officer and Chief Compliance Officer of LTAM
Joseph Giovanniello	Senior Vice President, General Counsel and Secretary of LTAM

*The address of each principal executive officer and director listed is c/o Ladenburg Thalmann Asset Management, Inc., 277 Park Avenue, 26th Floor, New York, NY 10172.

LTAM is a wholly owned subsidiary of its parent company LTFS, which is located at 440 Biscayne Boulevard, 12th Floor, Miami, Florida 33137. LTFS owns 100% of the outstanding voting securities of LTAM.

For the fiscal year ended June 30, 2018, each Fund paid brokerage commissions to Ladenburg Thalmann & Co., Inc. (“LTCO”) as follows:

Fund Name	Commissions Paid to LTCO	Commissions Paid to LTCO as a % of the Fund’s Overall Brokerage Commissions
Ladenburg Income Fund	$0	$0
Ladenburg Income & Growth Fund	$0	$0
Ladenburg Growth & Income Fund	$0	$0
Ladenburg Growth Fund	$0	$0
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Ladenburg Aggressive Growth Fund	$0	$0

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Agreement. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Nature, Extent & Quality of Services. The Trustees noted that LTAM was established in 1982 as a subsidiary of Ladenburg Financial Services, Inc., a full-service financial company founded in 1876, and that as of December 31, 2018, LTAM managed $2.346 billion in assets offering a full complement of financial services including investment consulting, diversified investment solutions and personalized investment strategies to a wide range of clients including individuals, families, foundations, endowments, retirement plans and profit sharing plans. The Trustees reviewed the background information of the Adviser’s key investment personnel, taking into consideration their education and the team’s diverse financial industry experience, which covers research and analysis, investment due diligence, fund selection and asset allocation. The Board discussed the Adviser’s investment process and noted that the Adviser utilized an investment committee to support its portfolio manager with fundamental research, sourced internally and externally, and due diligence on the macro-economy and exchange traded funds of varying asset classes that meet the risk-adjusted return requirements of each Fund. The Trustees considered LTAM’s risk management processes and its dedicated resources to monitor concentration, liquidity, asset class diversification and sell targets. The Board noted that LTAM used an affiliated broker-dealer at industry competitive commission rates. The Board noted that the Adviser reported no direct compliance or litigation issues during the past year, rather, the legal issues that resulted in the change of control were against a large stockholder of Ladenburg Thalmann Financial Services, which owns LTAM. The Board noted that LTAM did not anticipate any changes in service level due to the change of ownership. The Board acknowledged LTAM’s deep staff, product expertise and the continuous research required to execute the strategies and that LTAM would continue to have resources available from its parent company. After further discussion, the Trustees concluded that the change of ownership would likely not have any negative effect on the nature, extent and quality of service provided by LTAM and that LTAM was expected to continue to provide the same level of high quality service to the Funds for the benefit of shareholders.

Performance.

Ladenburg Aggressive. The Trustees noted that for the one-year, three-year and since inception periods ended December 31, 2018, the Fund had net returns of -9.42%, +5.70% and +4.61%, respectively, which slightly outperformed the Fund’s blended benchmark over the three-year period, but lagged the benchmark’s one-year and inception-to-date returns. The Trustees observed that the Fund’s one-year performance placed it in the 56th percentile relative to its peer group and the Morningstar category. However, the Trustees acknowledged that, while negative, the Fund’s Sharpe ratio placed it in the 45th percentile relative to its peers and that the Fund’s Sortino ratio placed it in the 34th percentile relative to its peers. The Board considered the Fund’s strong relative longer-term. The Trustees reasoned that the Fund’s objective was to maximize long-term capital growth as part of a broader asset allocation strategy and that

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despite the Fund’s short-term underperformance, shareholders could benefit by achieving aggressive growth at lower levels of volatility.

Ladenburg Growth. The Trustees noted that the Fund had a net return of -8.33% for the year ended December 31, 2018, placing it in the 59th percentile relative to its peers, and the 66th percentile relative to the category. The Trustees further noted that the Fund underperformed its blended benchmark, which returned -7.32% over the same period. They considered that since inception, the Fund had underperformed its benchmark, Morningstar category and peer group median. The Trustees also considered the Fund’s risk metrics and noted that the Fund’s Sharpe and Sortino ratios had improved with a 50th and 42nd percentile, respectively, relative to its peer group, and a 66th and 58th percentile, respectively, relative to the category. The Trustees noted that the recent statistics were material improvements relative to the Fund’s three-year and since inception Sharpe and Sortino ratios.

Ladenburg Growth & Income. Trustees noted that the Fund had a net return of -7.27% for the year ended December 31, 2018, placing it in the 73rd and 74th percentile, respectively, relative to its peers and the category. The Trustees further noted that the Fund underperformed its blended benchmark, which returned -5.86% over the same period. They noted that since inception, the Fund had underperformed its benchmark, Morningstar category and peer group median. The Trustees considered the Fund’s risk metrics and noted that while the Fund’s Sortino and Sharpe ratios were negative, both ratios had improved relative to the Fund’s three-year Sortino and Sharpe ratios.

Ladenburg Income & Growth. The Trustees noted that the Fund had a net return of -5.04% for the year ended December 31, 2018, placing it in the 50th percentile relative to its peers, and the 71st percentile relative to the category. The Trustees further noted that the Fund underperformed its blended benchmark, which returned -3.96% over the same period. The Trustees considered the Fund’s risk metrics and noted that while the Fund’s Sortino and Sharpe ratios were negative, both ratios had significantly improved. The Trustees noted that the recent statistics were material improvements relative to the Fund’s three-year Sortino and Sharpe ratios demonstrating the Adviser’s focus on risk management.

Ladenburg Income. The Trustees noted that, for the year ended December 31, 2018, the Fund had a net return of -3.64%, placing the Fund at the 89th and 76th percentile relative to its peer group and category, respectively. The Trustees noted that the Fund underperformed its blended benchmark over each of the one-year (-3.64% vs. -2.16%), three-year (2.58% vs. 2.83%) and since inception (1.70% vs. 2.59%) periods. The Trustees noted that over the same period, the Fund’s standard deviation was in the 78th and 71st percentile relative to its peer group and category, respectively. The Trustees reviewed the Sharpe and Sortino ratios relative to its peers and the category, noting that despite a slight year-to-date improvement versus its peers and the category relative to its one and three-year numbers, the Adviser could place more emphasis on risk management for the Fund.

With respect to the performance of each Fund, the Trustees discussed each Fund’s investment objective and strategy. The Trustees noted that each Fund’s strategy was based on diversification as a way to mitigate risk. The Board considered the observation of the Funds’ portfolio manager that market conditions in the fourth quarter of 2018 were unusual in that diversification did not help performance, and that each Fund’s fourth quarter 2018 results negatively skewed the year’s overall return. The Board also considered the portfolio manager’s explanation that the Adviser consistently monitors correlations and expected to provide shareholders better results when these unusual conditions abated. In addition, the Board considered the Adviser’s position that each Fund’s long-term performance statistics were negatively impacted by the initially low asset size of the Funds, which limited the Adviser’s ability to implement each Fund’s strategy. After further consideration of all factors, including the independent performance data provided by

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Broadridge that showed long term positive returns, the Trustees concluded that each Fund’s performance was adequate and consistent with its respective investment objectives.

Fees and Expenses.

The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.50% was higher than both its peer group and category medians, but well within the ranges of both comparison groups. They further noted that the Fund’s net expense ratio of 0.93% was equal to the category median and slightly higher than the peer group median.

Ladenburg Growth. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.50% was higher than its peer group and category medians, but within the range of both comparison groups and well below the category high of 1.75%. They further noted that the Fund’s net expense ratio of 0.98% was higher than the peer group median and the category median of 0.94% and 0.85%, respectively.

Ladenburg Growth & Income. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.50% was significantly higher than the median of its peer group (0.18%) and the category median (0.20%). The Trustees further noted that the Fund’s net expense ratio of 0.98% was higher the peer group median and the category median of 0.80% and 0.74%, respectively.

Ladenburg Income & Growth. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.50% was higher than the medians of both its peer group (0.15%) and category (0.30%), but well below the peer and category highs of 1.45%. They further noted that the Fund’s net expense ratio of 1.02% was equal to the peer group median, but higher than the category median of 0.72%.

Ladenburg Income. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.50% was significantly higher than the peer group median (0.14%) and category median (0.35%), and was within the range of the category, but tied with the peer group high of 0.50%. They further noted that the Fund’s net expense ratio of 1.04% was higher than the peer group median (0.71%) and category median (0.66%), but within the range for both the peer group and category.

With respect to advisory fee comparisons, the Board noted that a meaningful number of each Fund’s peers and Morningstar category funds listed advisory fees of 0.0%, which skewed both the peer group and category averages and medians. The Board also noted that funds within each peer group and category generally had higher assets and, therefore, were more likely than the Funds to have achieved economies of scale, and that the Adviser expected each Fund to achieve its own economies of scale through asset growth. The Trustees considered the Adviser’s willingness to renew each Fund’s expense limitation agreement. After discussion, the Trustees concluded that each Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the advisory services provided to each Fund. They noted that the Adviser had indicated its willingness to discuss breakpoints with the Trustees as each Fund grows to $250 million in assets, and anticipated realizing economies of scale once each Fund reached significantly greater assets. After discussion, it was the consensus of the Trustees that based on the current size of the Funds, the matter of economies of scale would be revisited at the next renewal of the New Agreement and as each of the Fund’s size increases.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser for each of the Funds. They noted that the Adviser reported that it realized over the last year a modest profit from its relationship with Ladenburg Growth & Income, but a loss with respect to each of the other Funds. The Trustees reviewed projected pro-forma profit analysis for the first two years of the New Agreement, which

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indicated that the Adviser was not expected to realize any meaningful level of profit during the initial term of the New Agreement due to the limited estimated growth of each Fund. After discussion, they concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was not unreasonable and that approval of the New Agreement was in the best interests of the shareholders of Ladenburg Aggressive, Ladenburg Growth, Ladenburg Growth & Income, Ladenburg Income & Growth, and Ladenburg Income Funds.

The Board, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Agreement.

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PROPOSAL II

APPROVAL OF PAYMENT OF ACCRUED BUT UNPAID ADVISORY FEES TO LADENBURG THALMANN ASSET MANAGEMENT, INC.

Since the date of the Transaction, fees that would have been paid to LTAM as adviser to each of the Funds have been withheld pending shareholder approval of the payment of the withheld fees to LTAM. LTAM’s advisory fees have been accrued at its current investment advisory expense equal to an annual fee of 0.50% of each Fund's average daily net assets, subject to any required waivers pursuant to LTAM's expense limitation agreement, and withheld since December 24, 2018. As of February 4, 2019, the fees withheld from LTAM, with respect to each Fund, are as follows:

Fund	Fees Withheld
Ladenburg Income Fund	$0
Ladenburg Income & Growth Fund	$5,058
Ladenburg Growth & Income Fund	$28,726
Ladenburg Growth Fund	$13,847
Ladenburg Aggressive Growth Fund	$2,305

In connection with the approval of the New Agreement, the Trustees are requesting that shareholders approve the payment to LTAM of the investment advisory fees for LTAM’s service to the Funds from December 24, 2018 until the New Agreement is approved by shareholders. Approval of payment to LTAM for its service as the investment adviser to the Funds since December 24, 2018 will not raise the fees paid by the Funds or the Funds’ shareholders.

Evaluation by the Board of Trustees

At the Board Meeting, the Board discussed the appropriateness of ratifying the payment of fees accrued but withheld under the Current Agreement since December 24, 2018. The Board considered that LTAM had continued to manage the Funds with the same amount of resources and expertise as it had since the inception of each Fund. The Board noted that there had been no interruption in LTAM’s management of the Funds since the date of the Transaction and that the Transaction did not appear to have had any effect on how LTAM managed the Funds. The Board further noted it would be unfair to LTAM to have to forfeit the accrued advisory fees and that the shareholders should not unjustly benefit from LTAM’s management of each Fund's assets without paying for such services. Accordingly, the Trustees concluded that it was appropriate that any advisory fees withheld from LTAM, with respect to each Fund, since December 24, 2018 until the date on which the New Agreement is approved by each Fund’s shareholders be paid to LTAM. In light of the fact that the Transaction may have resulted in the assignment of LTAM, and thus the Current Agreement as well, the Trustees considered that withholding payment of advisory fees to LTAM was reasonable.

The Board, including the Independent Trustees, recommends that shareholders of the Funds vote “FOR” approval of the payment of amounts withheld to LTAM for its service to the Funds since December 24, 2018.

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OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain LTAM as investment adviser. LTCO, located at 277 Park Avenue, 26th Floor, New York, New York 10172, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Funds with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly and timely executed proxy will be voted for approval of the proposed New Agreement, the payment of accrued but unpaid advisory fees to LTAM, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of each Fund were issued and outstanding:

FUND	Voting Securities Outstanding
	Class A	Class C	Class I
Ladenburg Income Fund	77,937	14,168	762,689
Ladenburg Income & Growth Fund	153,354	1,316	2,604,180
Ladenburg Growth & Income Fund	136,297	30,668	8,084,510
Ladenburg Growth Fund	58,928	15,500	3,974,774
Ladenburg Aggressive Growth Fund	6,284	13,793	1,716,714

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposals I and II.  Shareholders of each Fund will vote separately with respect to their share in each Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

For each Fund, an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of Proposals I and II. As defined in the 1940 Act, a vote of the holders of a

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majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of Proposals I and II, non-votes and abstentions will have the same effect as a vote against the proposals because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, as a group, the Trustees and officers of the Trust owned no shares of any of the Funds as of the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

Name & Address	Shares	Percentage of Share Class

Ladenburg Income Fund
Class A
National Financial Services LLC	31,341	40.21%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	5,430	6.97%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	4,917	6.31%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	4,680	6.01%
499 Washington Blvd
Jersey City, NJ 07310

Class C
National Financial Services LLC	9,941	70.16%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	2,608	18.41%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,619	11.42%
12

499 Washington Blvd
Jersey City, NJ 07310

Ladenburg Income & Growth Fund
Class A

National Financial Services LLC	11,455	7.47%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	10,217	6.66%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	10,205	6.65%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	9,964	6.50%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	9,307	6.07%
499 Washington Blvd
Jersey City, NJ 07310

Class C
National Financial Services LLC	1,314	99.92%
NFS/FMTC ROTH IRA
499 Washington Blvd
Jersey City, NJ 07310

Class I
TD Ameritrade Inc
Po Box 2226
Omaha, NE 68103-2226	185,991	7.14%

Ladenburg Growth & Income Fund
Class C
National Financial Services LLC	10,352	33.75%
499 Washington Blvd
Jersey City, NJ 07310

Constellation Trust Co
Cust FBO/Bradley H Brown	8,144	26.55%
IRA
13

4948 Hwy 88 E
Harrisburg, Ne 69345

National Financial Services LLC	4,180	13.63%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	2,445	7.97%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,848	6.02%
499 Washington Blvd
Jersey City, NJ 07310

Class I
TD Ameritrade Inc
Po Box 2226
Omaha, NE 68103-2226	585,441	7.24%

Ladenburg Growth Fund
Class A
Theresa L Vagrin &/Thomas	9,212	15.63%
Vagrin CO TTEE
Theresa L Vagrin Living Trust
4839 Cabreo CT
Lakewood Ranch, FL 34211

National Financial Services LLC	5,586	9.48%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	4,550	7.72%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	3,118	5.29%
499 Washington Blvd
Jersey City, NJ 07310

Class C
National Financial Services LLC	2,805	18.09%
499 Washington Blvd
Jersey City, NJ 07310
National Financial Services LLC	2,659	17.15%
499 Washington Blvd
14

Jersey City, NJ 07310

National Financial Services LLC	1,649	10.64%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,407	9.08%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,054	6.80%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	1,015	6.55%
499 Washington Blvd
Jersey City, NJ 07310

Class I
TD Ameritrade	401,786	10.113%
FBO Our Customers
P.O. Box 2226
Omaha, NE 68103

Ladenburg Aggressive Growth Fund
Class A
National Financial Services LLC	5,263	83.76%
499 Washington Blvd
Jersey City, NJ 07310

Philip Blancato
434 Hartford Dr.	513	8.16%
Nutley, NJ 07110

National Financial Services LLC	447	7.12%
499 Washington Blvd
Jersey City, NJ 07310

Class C
Constellation Trust Co.
Michael Quinn
1039 Grove St.	13,792	99.99%
Oshkosh, WI 54901

Class I
TD Ameritrade	534,988	31.22%
15

FBO/Our Customers

P.O. Box 2226

Omaha, NE 68103

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Kevin Wolf, President, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $56,418. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by LTAM. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of a Fund of whom they have knowledge, and LTAM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and LTAM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

16

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on March 29, 2019

A copy of the Notice of Special Meeting, the Proxy Statement, and Proxy Card are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated: February 19, 2019

If you have any questions before you vote, please call our proxy information line at 844-804-1639. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

17

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

LADENBURG THALMANN ASSET MANAGEMENT, INC.

AGREEMENT (the "Agreement"), made as of January 29, 2019 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Ladenburg Thalmann Asset Management, LLC a New York Limited Liability Company (the "Adviser") located at 570 Lexington Avenue, 11th Floor, New York, NY 10022.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933

Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

With respect to each Fund listed on Appendix A, the term of this Agreement shall begin as of the date this Agreement is approved by vote of the holders of a majority of the outstanding voting securities of the Fund and shall remain in effect for a period of two years thereafter. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By: /s/ Kevin Wolf

Name: Kevin Wolf

Title: President

LADENBURG THALMANN ASSET

MANAGEMENT, LLC

By: /s/ Philip Blancato

Name: Philip Blancato

Title: President

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

Ladenburg Aggressive Growth Fund	0.50%

Ladenburg Growth Fund	0.50%

Ladenburg Growth & Income Fund	0.50%

Ladenburg Income & Growth Fund	0.50%

Ladenburg Income Fund	0.50%

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 29, 2019

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Jim Colantino and Stephanie Shearer, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund (each a “Fund” and collectively the “Funds”) to be held at offices of the Funds’ administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on March 29, 2019 at 10 AM, Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Funds, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND THE PAYMENT OF ACCRUED BUT UNPAID ADVISORY FEES TO LTAM AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

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Signature Date

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Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Northern Lights Fund Trust, on behalf of the Fund, and Ladenburg Thalmann Asset Management, Inc., the Fund’s current investment adviser	☐	☐	☐
2. To approve payment of certain accrued but unpaid advisory fees to Ladenburg Thalmann Asset Management, Inc.	☐	☐	☐
3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: www.proxyvote.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E59304-Z74525 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

E59305-Z74525

each a series of

Northern Lights Fund Trust

The undersigned shareholder of **Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund** (each a "Fund" and together the "Funds") hereby appoints Kevin Wolf, Jim Colantino and Stephanie Shearer and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on February 1, 2019 at a Special Meeting of Shareholders to be held on March 29, 2019 to be held at the offices of the Trust's administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE